UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 421-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Relypsa, Inc., a Delaware corporation (“Relypsa”), with the United States Securities and Exchange Commission (the “SEC”) on July 21, 2016, Relypsa entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 20, 2016, with Galenica AG, a public limited company existing under the laws of Switzerland (“Parent”), and Vifor Pharma USA Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer to acquire all of the outstanding shares (the “Shares”) of Relypsa’s common stock, par value $0.001 (the “Common Stock”), for a purchase price of $32.00 per Share, payable to the holder thereof in cash, without interest and less any applicable withholding taxes (the “Offer Price”), all upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 4, 2016 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). The Offer is described in a Tender Offer Statement on Schedule TO filed by Parent and Merger Sub with the SEC on August 4, 2016.

The Offer and withdrawal rights expired at 12:00 midnight, New York time, at the end of the day on Wednesday, August 31, 2016. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), has advised Parent and Merger Sub that, as of the expiration of the Offer, a total of 38,673,841 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 85.6% of the Shares outstanding. All conditions to the Offer having been satisfied, on September 1, 2016, Merger Sub irrevocably accepted for payment all Shares validly tendered and not validly withdrawn prior to the Expiration Date (as defined in the Offer).

Also on September 1, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (the “DGCL”), Merger Sub merged with and into Relypsa (the “Merger”), with Relypsa continuing as the surviving corporation (the “Surviving Corporation”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share (excluding any Shares owned by Parent, Merger Sub or Relypsa, or any of their respective direct or indirect wholly owned subsidiaries, any Shares irrevocably accepted for purchase pursuant to the Offer, and any Shares held by stockholders who were entitled to demand and who properly and validly exercised appraisal rights under Delaware law) were automatically converted into the right to receive an amount in cash equal to the Offer Price, without interest thereon and less any applicable withholding taxes. As a result, upon the Effective Time, a change in control of Relypsa occurred and Relypsa became an indirect wholly owned subsidiary of Parent.

As of the Effective Time, each option to purchase Shares outstanding under Relypsa’s Amended and Restated 2007 Equity Incentive Plan, Relypsa’s 2013 Equity Incentive Award Plan and Relypsa’s 2014 Employment Commencement Incentive Plan (each such plan a “Company Stock Plan” and each such option, a “Company Option”), whether vested or unvested, became fully vested (to the extent unvested) and was canceled and terminated in exchange for the right to receive an amount in cash, if any, without interest and less any applicable withholding taxes, equal to the product obtained by multiplying (x) the excess, if any, of (1) the Offer Price over (2) the exercise price per share of such Company Option by (y) the number of Shares underlying such Company Option immediately prior to the Effective Time.

As of the Effective Time, each outstanding Company restricted stock unit or performance stock unit award (each a “Company RSU Award”), whether vested or unvested, became fully vested (to the extent unvested) and was canceled and terminated in exchange for the right to receive an amount in cash, if any, without interest and less any applicable withholding taxes, equal to the product obtained by multiplying (x) the Offer Price by (y) the number of Shares underlying such Company RSU Award immediately prior to the Effective Time.

On the date and at the time of the initial irrevocable acceptance for payment by Merger Sub of Shares pursuant to the Offer (the “Acceptance Time”), the holders of certain outstanding common stock purchase warrants issued by Relypsa (the “2016 Warrants”) became entitled to receive an amount in cash, if any, equal to the product obtained by multiplying (x) the aggregate number of Shares for which such 2016 Warrant was exercisable immediately prior to the Acceptance Time by (y) an amount equal to (1) the Offer Price, less (2) the per share exercise price of such 2016

Warrant (the “2016 Warrant Consideration”). Further, immediately prior to the Effective Time and in accordance with the terms of certain other outstanding common stock purchase warrants issued by Relypsa (the “Company Warrants”) and pursuant to the terms and subject to the conditions of a termination agreement entered into by the Company and each holder of a Company Warrant, each Company Warrant was terminated in exchange for an amount equal to the product obtained by multiplying (x) the aggregate number of Shares for which such Company Warrant was exercisable immediately prior to the Effective Time by (y) an amount equal to (1) the Offer Price, less (2) the per share exercise price of such Company Warrant.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Relypsa’s Current Report on Form 8-K, filed with the SEC on July 21, 2016, which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, Relypsa terminated all commitments and repaid all amounts outstanding under the Credit Agreement, dated as of April 27, 2016, by and among Athyrium Opportunities II Acquisition LP, Healthcare Royalty Partners III, L.P., Cantor Fitzgerald Securities and Relypsa.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the Offer and the Merger on September 1, 2016, constituted a “Change of Control” under the Amended and Restated Intellectual Property and Assignment Agreement (the “License Agreement”), dated as of November 23, 2009, by and between Relypsa and Ilypsa, Inc., a Delaware corporation and a wholly owned subsidiary of Amgen Inc. (“Ilypsa”). As a result, pursuant to the terms of the License Agreement, Relypsa will pay to Ilypsa an amount equal to $30,000,000.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 1, 2016, Relypsa (x) notified The NASDAQ Global Market (“NASDAQ”) of the consummation of the Merger and (y) requested that NASDAQ (i) suspend trading of the Common Stock before the opening of trading on September 1, 2016 and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Relypsa intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Common Stock and the suspension of Relypsa’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note and Items 3.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on September 1, 2016, a change of control of Relypsa occurred and Relypsa is now an indirect wholly owned subsidiary of Parent.

The disclosure under the Introductory Note and Items 5.02 and 5.03 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, as of the Effective Time, each of Daniel K. Spiegelman, John P. Butler, Paul J. Hastings, Kenneth J. Hillan, M.B.Ch.B., David W.J. McGirr, Thomas J. Schuetz, M.D., Ph.D. and Helen Torley, M.B.Ch.B., M.R.C.P. ceased serving as directors of Relypsa, and the directors of Merger Sub at the Effective Time, consisting of Colin Bond, Dr. Oliver P. Kronenberg and Dr. Andreas Walde (the “Merger Sub Directors”), became the directors of the Surviving Corporation, such that the Merger Sub Directors and John A. Orwin constitute all of the directors of the Surviving Corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of Relypsa and the bylaws of Relypsa were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 20, 2016, by and among Galenica AG, Vifor Pharma USA Inc. and Relypsa, Inc. (incorporated herein by reference to Exhibit 2.1 to Relypsa’s Current Report on Form 8-K filed with the SEC on July 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of Relypsa, Inc.

3.2	Amended and Restated Bylaws of Relypsa, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELYPSA, INC.

Date: September 1, 2016	By:	/s/ Ronald A. Krasnow
	Name:	Ronald A. Krasnow
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 20, 2016, by and among Galenica AG, Vifor Pharma USA Inc. and Relypsa, Inc. (incorporated herein by reference to Exhibit 2.1 to Relypsa’s Current Report on Form 8-K filed with the SEC on July 21, 2016).

3.1	Amended and Restated Certificate of Incorporation of Relypsa, Inc.

3.2	Amended and Restated Bylaws of Relypsa, Inc.